UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  September 13, 2010

                       Reshoot Production Company
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         (Exact Name of Registrant as Specified in Its Charter)

                                Nevada
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            (State or Other Jurisdiction of Incorporation)

              000-53049                        26-1665960
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       (Commission File Number)     (IRS Employer Identification No.)

             315 East New Market Road, Immokalee, FL  34142
         --------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

                              (213) 236-3700
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

                             Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01  Regulation FD Disclosure

On September 13, 2010, Reshoot Production Company (the "Company") issued a press release to announce it has signed a Memorandum of Understanding with a Mexican grower to purchase 58% ownership and announced organic fruits and vegetables can be produced at the same cost as conventionally grown produce.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.


Item 9.01  Financial Statements and Exhibits

(c) Exhibits:

99.1  Press release issued on September 13, 2010 by Reshoot Production
      Company*

* This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Reshoot Production Company
                               ----------------------------------
                                            Registrant

                                By: /s/ Marc Schechtman
                                ------------------------------------
                                Name:   Marc Schechtman
                                Title:  Director of Planning


Dated:  September 13, 2010
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